U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 31, 2003

                         COMMISSION FILE NUMBER: 0-21322


                               Out Takes, Inc.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                      95-4363944
--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization

      1933 Upper Rim Rock Canyon
       Laguna Beach, California                                   92651
(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



                   Registrant's telephone number: 949-497-7159

          3811 Turtle Creek Blvd., Suite 350 , Dallas, Texas  75219
         ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

Effective July 31, 2003, pursuant to consent of the majority shareholder of the company, and a noticed special meeting of shareholders, the shareholders elected Lance Hall and David Gray to the Board of Directors.


Item 2.    Acquisition or Disposition of Assets

           Not applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable                                                    1

Item 5.    Other Events

Effective July 31, 2003, pursuant to consent of the majority shareholder of the company, and a noticed special meeting of shareholders, the shareholders elected Lance Hall and David Gray to the Board of Directors. This resulted in the Board of Directors being composed as follows:

PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2003, by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name                         Age       Position Shares held
----------------             ---       --------------------
Lance Hall                              CEO/CFO/Secretary, Director    0

David Gray                              Director                       0

Photo Corporation Pty Ltd                 None                15,295,000

Officers and directors
 as a Group                                                            0


Lance Hall. Lance Hall is presently a self employed consultant, venture capitalist and real estate developer, managing mixed use real estate portfolios, partnerships and syndications, from 1986 to the present time.
Since May, 2003, he has been the Managing Member of Los Alamos Energy, LLC, and he has been an interest holder in Los Alamos Energy since 1995. Since 1999, he has served as consultant and financial advisor to Electric Image, Inc., in Santa Ana, California. From 1987 to the present, he has acted as consultant and financial advisor to International Food Products, a developer and distributor of snack and food products. From 1990 through 1995, Mr. Hall was the President and Chief Executive Officer of American Showcase Homes in Laguna Beach, California, and from 1995 through 1998, he acted as consultant, investment banker and Executive Producer for On-Stage Entertainment, Inc. and Legends In Concert, Inc., Las Vegas, Nevada. He holds a B.S. in Business (Entrepreneur and New Venture Management) from the University of Southern California, 1980.

David Gray. David Gray has been the president of Bosphorous Partners, LLC, a company which handles futures and options trading and project funding, since 1999. From 1998 through 1999, he acted as the Department Head of International Capital Markets. From 1996 through 1998, he was First Vice President of Investments of Prudential Securities in Vero Beach, Florida. From 1994 through 1996 he acted as First Vice President of Investments of Paine Webber, in Vero Beach, Florida. From 1989 through 1994 he was Vice President of Investments of Prudential Securities in Vero Beach, Florida. From 1986 through 1989, he acted as Vice President of Investments of Shearson Lehman Bros. Is Atlanta, Georgia.
                                                                             2
From1980 through 1986, he served as Vice President, Commodities of Clayton Brokerage Co., in Atlanta, Georgia. Mr. Gray holds a B.S. Finance from the the Southern Illinois University, and an M.S. Business Administration from Stetson University, Deland, Florida.


Item 6.    Resignations of Registrant's Directors

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

          Not Applicable


     (b)   Pro forma Financial Information.

     Not applicable.

     (c)   Exhibits.

     None.


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003

Out Takes, Inc.

 By:   Lance Hall
       -----------------------------
       Lance Hall, President

In connection with the annual report of Out Takes, Inc. on Form 8K for the period July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.


                                                                             3
Dated: July 31, 2003              By: Lance Hall
                                      ----------------
                                   Lance Hall,
                                   Chief Executive Officer


Dated: July 31, 2003             By: Lance Hall
                                   ------------------------
                                   Lance Hall
                                   Chief Financial Officer































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